CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Account Manager: [*****]

Account Number: [*****]

CONTRACT FOR ELECTRIC SERVICE

THIS CONTRACT for electric service is entered into this 24th day of September, 2021, (“Effective Date”) between Georgia Power Company ("Company") and CLEANBLOK INC. ("Customer").

IN CONSIDERATION of the mutual agreements hereinafter contained, IT IS AGREED:

1.          Scope. Company will supply electric service to Customer, and Customer will purchase, receive and pay Company for such service in accordance with this Contract.

2.          Rules, Regulations and Rates. Georgia state law and the rules, regulations and applicable rate schedules of Company as may be filed with and regulated by the Georgia Public Service Commission govern this service and are incorporated herein by reference. Such laws, rules, regulations and rate schedules are subject to change during the term of this contract as provided by law. Copies of current rules, regulations and applicable rate schedules are available from Company upon request and may be attached to this Contract.

3.          Term. The term of this Contract shall be [*****] from the commencement of electric service under this Contract. The Contract shall continue in effect thereafter until terminated by either party providing written notice to the other in accordance with the rules, regulations and applicable rate schedules.

4.	Service. The characteristics of the service to be furnished under this Contract are as follows:

a.	Premise location: 5295 BROOK HOLLOW PKWY NORCROSS, GA 30071
b.	Frequency: Approximately [*****]
c.	Voltage and Phase: [*****]
d.	Delivery Point: N/A
e.	Rate Schedule(s):RTP-HA/PLL
(for RTP Attach Terms and Conditions and CBL Agreement)
f.	Service level: ☐ Transmission ☒ Primary ☐ Secondary ☐ TOU-FCR
g.	Rate Rider(s): OP
h.	Commencement of electric service not later than: 9/24/2021
i.	Contract Capacity: N/A
j.	Minimum billing demand: [*****]

5.          Additional Provisions. Additional terms and conditions relating to the provision of service to the premises identified in paragraph 4 herein may be attached hereto. Such attached terms and conditions shall be controlling over any conflicting terms set forth herein. The following such terms and conditions are attached hereto and incorporated by reference:

☒	Build-Up Terms and Conditions (In excess of a two month build-up period. The term designated on this contract shall be extended by the build-up period.)
☐	Demand Plus Energy Credit Terms and Conditions
☒	Meter-Totalization Terms and Conditions
☐	Modernization Rider Terms and Conditions
☒	CBL Agreement and Real Time Pricing Terms and Conditions (RTP-DA and RTP-HA)

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

6.          Payment. During the term of this Contract, Customer will pay monthly charges calculated in accordance with the applicable rules, regulations and rate schedules.

7.          Equipment. Customer, at its expense, shall maintain and operate its equipment so that it does not cause unacceptable voltage fluctuations, unacceptable harmonic current usage, overload, or other disturbances on Company's electrical and communications systems, or affect the safe, economical and reliable operation of Company's electric system. Customer, at its expense, shall immediately correct any such unacceptable use of electric power, including the provision of suitable apparatus to prevent or cure such effects where necessary. The specifications of unacceptable voltage fluctuations and unacceptable harmonic current usage are outlined in the current copy of the Southern Company Power Quality Policy, which is available upon request.

8.          Limitation of Liability. Company does not guarantee that service will be free from, and Company shall not be liable for, interruptions, surges, voltage fluctuations or disturbances. Company shall have no liability for any loss or damage from any loss of service, or delay in providing service.

9.          Assignment of Contract. Customer may not assign this Contract without written consent of Company. Such consent shall not be unreasonably withheld.

10.       Remedies. In the event of default by either party, the non-defaulting party may pursue any and all judicial and administrative remedies and relief available.

11.       Non-waiver. The parties agree that this Contract does not preclude the Company from collecting any additional costs as directed or authorized by a legislative body, administrative body, or court having jurisdiction over such issues.

12.       Miscellaneous. A waiver of one or more defaults by either party shall not be deemed a waiver of any other or subsequent default by such party. This Contract, upon becoming effective, shall cancel and supersede any previously existing agreement covering supply by Company to Customer of electric energy to the premise identified in this contract. This document, those documents incorporated by reference and any attachments constitute the entire agreement between the parties. No modification of this Contract, except as provided in paragraph 2 above, shall be binding unless it is in writing and accepted by Customer and Company. This Contract shall be governed by the laws of the State of Georgia.

13.   Prior Agreements. This Contract for Electric Service, upon becoming effective, shall cancel and supersede any previously existing Contracts for Electric Service or other agreement covering service to this premise.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized representatives, as of the Effective Date hereof.

CLEANBLOK INC. GEORGIA POWER COMPANY

Signature: /s/ Zachary Bradford

Signature: /s/ Kyle Leach

Print Name: Zachary Bradford

Title: VP Pricing; Planning

Title: CEO

Date: 9/29/2021

2

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

INITIAL CUSTOMER BASELINE LOAD (CBL) AGREEMENT

For New Accounts RTP-HA

The customer, CLEANBLOK INC., Account Number: [*****], has agreed that the following information will constitute the basis for their CBL:

CBL Rate: [*****] Rider: [*****] Level [*****]

CBL Type: [*****] Minimum Billing Demand: [*****] Contract Capacity: [*****]

Initial Month: Initial Year:	Est. Final Total Peak kW**	Est. Final Total kWh**	CBL Peak kW**	CBL kWh**	CBL Billing Demand** (On- Peak/Econ for TOU)
January	[*****]	[*****]	[*****]	[*****]	[*****]
February	[*****]	[*****]	[*****]	[*****]	[*****]
March	[*****]	[*****]	[*****]	[*****]	[*****]
April	[*****]	[*****]	[*****]	[*****]	[*****]
May	[*****]	[*****]	[*****]	[*****]	[*****]
June	[*****]	[*****]	[*****]	[*****]	[*****]
July	[*****]	[*****]	[*****]	[*****]	[*****]
August	[*****]	[*****]	[*****]	[*****]	[*****]
September	[*****]	[*****]	[*****]	[*****]	[*****]
October	[*****]	[*****]	[*****]	[*****]	[*****]
November	[*****]	[*****]	[*****]	[*****]	[*****]
December	[*****]	[*****]	[*****]	[*****]	[*****]
Peak/Total	[*****]	[*****]	[*****]	[*****]	[*****]

* 2 Point CBL Not Available to School or TOU Type Rates

**Data is based on Calendar Month ½ hourly data and may differ from billing data due to the type CBL selected by the customer, the billing cycle and from mapping the CBL into future years for billing.

CBL Information:

The Customer shall pay an Administrative Charge of $ [*****] per month. Final CBL is [*****]% of the total loadshape and is based upon:

☒  Actual/Estimated Interval/Billing Data from calendar year: 2012 which was developed from:

☒  Template                       ☐  Interval Data

☐ Footprint (Load shape based on a previously demonstrated CBL level for the same customer using similar facilities in terms of basic design and energy requirements and any equipment used to achieve demonstration level).

☒ Demonstration (required if not a Footprint or if under [*****]% of Final Total Commercial Loadshape or [*****]% of Final Total Industrial Loadshape).

Demonstration Level: [*****] (Based on highest summer demand in CBL)

Special Term/Conditions (see also Real Time Pricing Terms and Conditions):

[*****]

Georgia Power Company Client Manager: [*****]

Customer Location: 5295 BROOK HOLLOW PKWY NORCROSS, GA 30071 Signature: /s/ Zachary Bradford
Title: CEO
Date: 9/29/21
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CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

REAL TIME PRICING TERMS AND CONDITIONS

1.   Customer Baseline Load. The Company and the Customer have mutually agreed to an initial Customer Baseline Load ("CBL") for the stated premise location – see Initial Customer Baseline Load (CBL) Agreement. The Customer agrees to provide, on an annual basis, pertinent operating information (including holidays and plant shut downs) as necessary or desirable to formulate subsequent CBLs for such premises. CBL revisions based on load removal will be allowed after a customer is billed on RTP for one year.

2.   Corrective Load Modifications. Georgia Power reserves the right to make minor load modifications for the purpose of establishing the appropriate load shape for the customer.

3.   Confidentiality of Information. The Customer will use its best efforts to protect hourly price as proprietary information, and neither the Customer nor its employees, agents or independent contractors will copy, transfer in any way, communicate, disclose, or disseminate proprietary price information contained therein to any third party.

4.   Customer Demonstration. Customer may be required to demonstrate the ability to respond to high RTP prices by curtailing load down to the “Approximate CBL Demonstration kW level” for two specified hours. Customer will be given four attempts to achieve such demonstration.

5.   Effective Date. Georgia Power will exercise its best efforts, but cannot guarantee, that billing under the RTP tariff will begin on the desired month specified by the Customer. The provisions of these Real Time Pricing Terms and Conditions shall become effective from the first billing date under the RTP tariff. These Real Time Pricing Terms and Conditions shall terminate automatically upon the withdrawal, expiration or other termination of the RTP tariff.

6.   Rate Terms. After the Customer has taken RTP service for a period of one year, the Customer may request and obtain a change in the rate provided that such premise location will continue taking electric service from Company for a total of five years from the initial billing date under this Contract. The Customer’s contracted CBL level is supported by the revenues generated from a combination of embedded load on the specific standard bill tariff previously identified and the remaining load at the specific RTP tariff. If the Customer requests a change in the base tariff associated with the standard bill portion that collects lower embedded revenues, or a change to the RTP tariff, a new profitability analysis will be required. Based on the results of the new analysis, a contribution may be required by the Customer or the CBL level may be increased. Contracts will renew annually after expiration of the initial rate term. The Company may remove the Customer's premises from the RTP tariff if the Customer ceases to qualify for the rate or in the event of an uncured material breach of these Real Time Pricing Terms and Conditions.

7.    Rules, Regulations and Rates. Georgia state law and the rules, regulations and applicable rate schedules of Company as may be filed with and regulated by the Georgia Public Service Commission govern this service and are incorporated herein by reference. Such laws, rules, regulations and applicable rate schedules are subject to change during the term of this Contract as provided by law. Copies of current rules, regulations and applicable rate schedules are available from Company upon request and may be attached to this Contract.

8.       Assignment of Contract. Customer may not assign this Contract without the written consent of Company. Such consent shall not be unreasonably withheld.

Customer Initials: /s/ ZB

Note: “Minimum Billing Demand” is the lowest kW from CBL Billing Demand column “Contract Capacity” is the transformer sizing for the service point

4

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

INITIAL CUSTOMER BASELINE LOAD (CBL) AGREEMENT

For New Accounts RTP-DA

CLEANBLOK INC, New Account

5295 BROOK HOLLOW PKWY NORCROSS, GA 30071

CBL Information for Year 1

CBL will be [*****]

Initial Month: Initial Year:	Est. Final Total Peak kW**	Est. Final Total kWh**	CBL Peak kW**	CBL kWh**	CBL Billing Demand** (On- Peak/Econ for TOU)
January		[*****]	[*****]	[*****]	[*****]
February	[*****]	[*****]	[*****]	[*****]	[*****]
March	[*****]	[*****]	[*****]	[*****]	[*****]
April	[*****]	[*****]	[*****]	[*****]	[*****]
May	[*****]	[*****]	[*****]	[*****]	[*****]
June	[*****]	[*****]	[*****]	[*****]	[*****]
July	[*****]	[*****]	[*****]	[*****]	[*****]
August	[*****]	[*****]	[*****]	[*****]	[*****]
September	[*****]	[*****]	[*****]	[*****]	[*****]
October	[*****]	[*****]	[*****]	[*****]	[*****]
November	[*****]	[*****]	[*****]	[*****]	[*****]
December	[*****]	[*****]	[*****]	[*****]	[*****]
Peak/Total	[*****]	[*****]	[*****]	[*****]

5

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Account Manager: [*****]

Account Number: [*****]

Customer Name: CleanBlok Inc.

METER TOTALIZATION TERMS AND CONDITIONS

1.   The Premises identified in the electric service contract(s) include all the account addresses listed in paragraph five of these Meter Totalization Terms and Conditions. Electric service at such account addresses shall be combined such that all electric usage is recorded through a single meter registration. All buildings, structures, or facilities, and the land on which they stand, are owned by Customer and are located on the same or contiguous tracts of land.

2.    The meter totalization described in these Meter Totalization Terms and Conditions will be accomplished through the following metering arrangement to be installed by the Company: Remote Totalization.

3.	Customer agrees to pay for the following:
a.	the costs of modifying the existing meter(s) or installing new meter(s) (as appropriate),
b.	the costs of relocating distribution facilities necessary to accommodate the single-metering arrangement,
c.	the cost of any additional facilities,
d.	the unrecovered cost of serving the existing facilities under the current metering arrangement.
e.	the remote totalization translator charges, pursuant to the Company's Excess Facilities Charge Agreement. Any additional telephone lines necessary for the meter totalization arrangement shall be provided by Customer unless Customer requests that such lines be provided by Company. In the event Company provides additional phone lines for the meter totalization arrangement, Customer shall pay Company the costs of such additional lines pursuant to the Company's Excess Facilities Charge Agreement.

The total amount of these items above will be paid: (CHECK METHOD(S) OF PAYMENT.)

☒	According to the terms of Company’s Excess Facilities Charge Agreement.
☐	Customer agrees to raise CBL to meet financial requirements or to compensate the Company for costs associated with meter totalization.

4.   In the event that all or part of the Customer’s facilities located at any of the account addresses listed in paragraph five are sold, the Customer agrees to notify the Company and to pay all costs associated with separating the Customer’s facilities sold from this meter-totalized arrangement. Should Customer sell all of its facilities to a single new owner and new owner agrees to the meter totalization arrangement, the meter totalization arrangement shall continue for the new owner.

5.	Account Addresses (or descriptive identifier) to be totalized:
(a)	5295 Brook Hollow Pkwy - Primary Meter 1

(b)	5295 Brook Hollow Pkwy - Primary Meter 2

(c)

(d)

Customer Signature: /s/ Zachary Bradford               Date: 9/29/21

Revision 4; August 31, 2018	Page 1 of 1

6

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Account Manager:	[*****]
Account Number:	[*****]
Premise Address:	5295 Brook Hollow Pkwy
Norcross, GA 30071

EXCESS FACILITIES CHARGE AGREEMENT

STANDARD OFFER

This Excess Facilities Charge Standard Agreement (“Agreement”) is entered into this 24th day of September, 2021 (the "Effective Date") between Georgia Power Company ("Company") and CleanBlok Inc. ("Customer").

The Customer has requested that the Company install the excess facilities described below (the “Excess Facilities”) on the Customer’s premises described below (the Premises). The Excess Facilities shall augment the Company’s standard system on the Premises. Subject to the terms and conditions contained herein, the Company agrees to install its Excess Facilities on the Premises.

Description of Excess Facilities:

[*****]

Location of Premises:

5295 Brook Hollow Pkwy Norcross, GA 30071

1.      To compensate the Company for the cost of installing its capital Excess Facilities on the Premises, the Customer shall pay Excess Facilities Installation Charges to the Company in the amount of:

☒  (i) a one time Excess Facilities Installation Charge of $[*****]

☐   (ii) monthly installments each in the amount of $_____, for a fixed period of______months

All such payments shall include additional amounts as may be necessary to pay any applicable taxes. As security for the monthly installments of the Excess Facilities Charge, the Customer shall deliver to the Company a security deposit of $ n/a (not to exceed the sum of three monthly installments).

2.      To compensate the Company for the allocated cost of operating and maintaining its Excess Facilities at the Premises, the Customer shall pay Excess Facilities Ongoing Charges to the Company in the amount of:

☐	(i)	a one time prepaid Excess Facilities Charge of $[*****]

☐	(ii)	monthly installments, each in the amount of $n/a, for an initial period of twelve (12) months

All such payments shall include additional amounts as may be necessary to pay any applicable taxes. If all or any portion of the Excess Facilities Ongoing Charge is to be paid monthly, the Customer’s obligations to make such payments shall automatically renew from year to year for successive twelve (12) month periods, until thirty (30) days after written notice from either party hereto of its intent to terminate this Agreement. As security for the monthly installments of the Excess Facilities Ongoing Charge, the Customer shall deliver to the Company a security deposit of $ n/a (not to exceed the sum of three monthly installments).

3.	Additional Terms and Provisions.

The Customer shall provide access to the Company at reasonable times to allow the Company to perform such work and to remove the Excess Facilities upon termination of this Agreement.

The Customer shall not increase load (e.g., building or equipment additions) without first notifying the Company. If the Customer's planned load increase would require extensions or modifications of the Excess Facilities, the Company shall prepare a plan and estimate of the costs of such extensions or modifications. Implementation of such extensions or modifications may require modification of this Agreement.

7

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

The Customer shall not tamper with, move, or adjust any part of the Excess Facilities or allow anyone else on the Premises, other than authorized Company representatives, to do the same without prior Company approval. The Customer shall be responsible for the acts of those persons on the Premises who are not authorized Company personnel, agents or subcontractors. The Customer shall not place any future buildings or hazardous obstructions within twenty-five (25) feet of the Company's substations or lines without prior written approval of the Company.

The Company shall not be liable for consequential damages resulting from outages of electric current, including but not limited to damages to equipment or loss of product or profits. The Customer accepts the risk that there may be periodic interruptions of electric service, which interruptions shall not constitute a breach of this Agreement by the Company or give rise to any claim or set-off by the Customer against the Company.

The Customer’s obligation to pay all of the payments due hereunder is absolute and unconditional, and the Customer shall not be entitled to, and hereby waives the right to claim, any abatement, reduction, set-off, counterclaim, defense, interruption, deferment, recoupment or deduction with respect to any payments due hereunder, unless an unreasonable interruption occurs as a result of the company’s negligence or willful misconduct. Receivables covered under this agreement unpaid after 21 days after the bill date are subject to a late payment charge.

The Customer is in default of this agreement if the Premises are or become the subject of a foreclosure proceeding, or if the Customer (a) fails to pay within 30 days from the due date of its monthly bill; (b) fails to perform in accordance with any provision of this Agreement; (c) is or becomes insolvent or unable to pay its obligations as they become due; or (d) is or becomes the subject of a petition in a bankruptcy or a petition for a receivership. Also, upon default, the Company may exercise any one or more of its available remedies at law or equity, including, without limitation, (i) installing meters in multiple locations between Company owned and Customer owned electric equipment; (ii) changing the service rate to one that will compensate the Company for all amounts owing under this Agreement; and (iii) removing the Excess Facilities. Partial exercise or non - exercise of any of the Company's rights or remedies shall not constitute a waiver of any other right or remedy unless such waiver is expressed in writing.

This Agreement is not a sale or transfer of any interest in the Excess Facilities. The Company is and shall remain the sole owner of the Excess Facilities, and shall replace or cause the Excess Facilities to be replaced at no additional cost to the customer if the Excess Facilities are defective or do not perform to the specifications provided. The Customer shall not have any interest or rights in the Excess Facilities.

In the event of early termination of this Agreement, the Customer shall be responsible for removal costs in an amount determined by the Company.

This Agreement will be in force on the Effective Date of this Agreement or at the time the Excess Facilities become functional, whichever occurs first, and shall continue until all amounts owing to the Company hereunder have been paid in full or the Company has removed the Excess Facilities, whichever occurs later. This Agreement may be modified only in writing signed by the parties hereto, and may not be modified by an oral agreement. The Customer agrees to provide such additional information of documentation as the Company requests in connection with this Agreement including further evidence of its authority to enter into this agreement.

This Agreement shall be binding upon the successors and assigns of the parties hereto. The Customer may not assign its rights and obligations hereunder without the Company’s prior written consent which shall not be unreasonably withheld. The Company may assign its rights and obligations hereunder, or any portion thereof, to any other person or entity without the consent of the Customer.

CUSTOMER: CLEANBLOK INC.	GEORGIA POWER COMPANY

Signature: /s/ Zachary Bradford	Signature: /s/ Kyle Leach

Print Name: Zachary Bradford	Title: VP Pricing; Planning

Title: CEO

Date: 9/29/21

8